UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2009

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 5, 2009, PepsiCo, Inc. issued a press release announcing plans to form a new entity comprising the bottling businesses, effective upon closing of the previously-announced mergers with its two largest bottlers, The Pepsi Bottling Group (PBG) and PepsiAmericas (PAS). The new unit will be called PepsiCo Bottling North America (PBNA). Eric J. Foss, current chairman and CEO of PBG, the world's largest bottler of PepsiCo beverages, will become CEO of PBNA, reporting to PepsiCo Chairman and CEO Indra Nooyi. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by PepsiCo, Inc., dated October 5, 2009, announcing formation of new bottling unit and Eric J. Foss as CEO of new bottling unit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

October 6, 2009	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Senior Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by PepsiCo, Inc., dated October 5, 2009, announcing formation of new bottling unit and Eric J. Foss as CEO of new bottling unit.